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                                   EXHIBIT 22

        KAUFMAN AND BROAD HOME CORPORATION AND CONSOLIDATED SUBSIDIARIES

                          SUBSIDIARIES OF THE COMPANY

     The following subsidiaries of the Company were included in the November 30, 1998 consolidated financial statements:

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
                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
                                                            OF THE COMPANY
NAME OF COMPANY                                        -----------------------
Arizona Corporations
BPC, Inc. ...........................................             100
Brentwood Hills, Inc. ...............................             100
CRB Properties, Inc. ................................             100
Carefree Desert Hills Development Co., Inc. .........             100
EMC, Inc. ...........................................             100
Estes Homebuilding Co. ..............................             100
Fairway Groves, Inc. ................................             100
Kaufman and Broad of Arizona, Inc. ..................             100
Kaufman and Broad Home Sales of Arizona, Inc. .......             100
Midvale Estates, Inc. ...............................             100
Mission Hills, Inc. .................................             100
Riverbend Properties, Inc. ..........................             100
T.N.C.C., Inc. ......................................             100
Westpoint Properties, Inc. ..........................             100

California Corporations
Affordable Multi-Family, Inc. .......................             100
Cable Associates, Inc. ..............................             100
Custom Decor, Inc. ..................................             100
First Northern Builders Servicing, Inc. .............             100
Fullerton Affordable Housing, Inc. ..................             100
Gateway Town Center Investors, Inc. .................             100
KBASW Mortgage Acceptance Corporation................             100
KBI/Mortgage Acceptance Corporation..................             100
KBMH Property Management, Inc........................             100
KBMH Capital, Inc....................................             100
KBRAC IV Mortgage Acceptance Corporation.............             100
K&B Multi-Housing Advisors, Inc. ....................             100
KBMH Construction, Inc. .............................             100
KBMH Construction of Nevada, Inc. ...................             100
Kaufman and Broad Architecture, Inc..................             100
Kaufman and Broad -- Central Valley, Inc. ...........             100
Kaufman and Broad Coastal, Inc. .....................             100
Kaufman and Broad Communities, Inc. .................             100
Kaufman and Broad Development Group..................             100
Kaufman and Broad Embarcadero, Inc. .................             100
Kaufman and Broad Holdings, Inc. ....................             100
Kaufman and Broad Home Sales, Inc. ..................             100
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
                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
                                                            OF THE COMPANY
NAME OF COMPANY                                        -----------------------
Kaufman and Broad Insurance Agency, Inc. ............             100
Kaufman and Broad International, Inc. ...............             100
Kaufman and Broad Land Company.......................             100
Kaufman and Broad Land Development Venture, Inc. ....             100
Kaufman and Broad -- Monterey Bay, Inc...............             100
Kaufman and Broad -- Moreno/Perris Valleys, Inc. ....             100
Kaufman and Broad Multi-Family, Inc. ................             100
Kaufman and Broad Multi-Housing Group, Inc...........             100
Kaufman and Broad of Northern California, Inc. ......             100
Kaufman and Broad North Stockton, Inc. ..............             100
Kaufman and Broad Patterson, Inc. ...................             100
Kaufman and Broad Properties.........................             100
Kaufman and Broad of Sacramento, Inc. ...............             100
Kaufman and Broad of San Diego, Inc. ................             100
Kaufman and Broad -- South Bay, Inc. ................             100
Kaufman and Broad of Southern California, Inc. ......             100
Kaufman and Broad of Utah, Inc.......................             100
KB Holdings One, Inc. ...............................             100
Kent Land Company....................................             100
Kingsbay Escrow Company..............................             100
Multi-Housing G.P. VI, Inc. .........................             100
Multi-Housing G.P. VIII, Inc. .......................             100
Multi-Housing G.P. X, Inc. ..........................             100
Multi-Housing G.P. XII...............................             100
Multi-Housing G.P. XIV...............................             100
Multi-Housing Investments, Inc. .....................             100
Simi Affordable Housing, Inc. .......................             100

Colorado Corporation
Kaufman and Broad of Colorado, Inc. .................             100

Delaware Corporations
General Homes Corporation............................           50.25
General Homes Development LLC........................           50.25
International Mortgage Acceptance Corporation........             100
Kaufman and Broad Development Company................             100
Kaufman and Broad Limited............................             100
KBHC Financing I.....................................               3

Illinois Corporations
Kaufman and Broad of Illinois, Inc. .................             100
Kaufman and Broad Mortgage Company...................             100

Massachusetts Corporation
Kaufman and Broad Homes, Inc. .......................             100

Michigan Corporation
Keywick, Inc. .......................................             100
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
                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
NAME OF COMPANY                                             OF THE COMPANY
---------------                                         -----------------------
Minnesota Corporation
Kaufman and Broad Custom Homes, Inc. ................             100

Nevada Corporation
Kaufman and Broad of Nevada, Inc. ...................             100
KB Spring Mountain...................................             100

New Mexico Corporations
Kaufman and Broad of New Mexico, Inc. ...............             100

New York Corporation
Kaufman and Broad Homes of Long Island, Inc. ........             100

Texas Corporations and Partnerships
Hallmark Residential Group, Inc......................             100
KBSA, Inc. ..........................................             100
Rayco Land Development, Inc..........................             100
San Antonio Title Co. ...............................             100
Satex Properties, Inc. ..............................             100
Kaufman and Broad Insurance Agency of Texas Holdings,
  Inc................................................             100
Kaufman and Broad of Texas, Ltd......................             100
Kaufman and Development of Texas, Ltd................             100
Kaufman and Broad Lone Star, LP......................              50.75

Canadian Corporations
Margreen Investments, Inc. ..........................             100
3238865 Canada Inc...................................             100

French Corporations
Kaufman and Broad Developpement S.A. ................              99.4
Kaufman and Broad France S.A.........................             100
Kaufman and Broad Promotion Maisons Individuelles
  S.A................................................              99.94
Kaufman and Broad Renovation S.A.....................              99.4
LMP Chancy S.A. .....................................             100
S.A. Millet..........................................             100
SMCI Developpement...................................             100

Mexican Corporations
Kaufman y Broad de Mexico............................             100
Kaufman y Broad Asesoria Administrativa..............             100
Operadora Los Robles.................................             100
Desarrollos Los Robles...............................             100
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